Exhibit 99.1

INVESTOR PRESENTATION September 2022 NASDAQ: AOUT

LEGAL SAFE HARBOR

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," "suggests," "targets," "contemplates," "projects," "predicts," "may," "might," "plan," "would," "should," "could," "may," "can," "potential," "continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers' ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers' orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

© 2022 American Outdoor Brands, Inc. All Rights Reserved

2

Q1 FY23 Highlights

DISCIPLINED EXECUTION OF LONG-TERM VALUE CREATION STRATEGY

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Q1 FY23 Achievements

	Strategy	Focus	Q1 FY23 Achievements
1	ORGANIC GROWTH	PATH TO $400M+	- Net sales growth of over 31% vs. pre-COVID Q1 FY20 - 3-Yr CAGR of 9.6% - e-commerce growth of 23.7% vs. Q1 FY22 - MEAT! Your Maker: 169% growth vs. Q1 FY22 - Outdoor Lifestyle: 53% of net sales/Shooting Sports: 47% of net sales
2	M&A	SEEK TARGETS THAT MEET OUR IDEAL CRITERIA	- Grilla Grills acquisition outperforming prior year - Aligns with 'Dock & Unlock' ™ Strategy - Grilla facilities consolidation underway (MI & TX) - DTC-only Brands (MEAT! + Grilla) were over 15% Net Sales in Q1 FY23
3	RETURN CAPITAL TO SHAREHOLDERS	SHARE REPURCHASE PROGRAM	- $15M Stock Buyback Program – completed March 2022

© 2022 American Outdoor Brands, Inc. All Rights Reserved
4

American Outdoor Brands (NASDAQ: AOUT) Sustained growth compared to pre-pandemic levels Demonstrated Net Sales Growth $25 $20 $15 $10 $5 $- $15.1 54% Growth $23.3 $18.1 $20.4 13% Growth Q1 FY20 Q1 FY23 Q1 FY20 Q1 FY23 Outdoor Lifestyle Shooting Sports Mix Shift Toward Outdoor Lifestyle Outdoor Lifestyle Net Sales - Q1 FY23 vs Q1 FY22: -8.3% - Q1 FY23 vs Q1 FY20 (pre-pandemic): +54.2% Expected to represent a majority of sales in near-term and be major growth driver of business going forward Growth supported by: Fishing (BUBBA) Land management (Hooyman) Meat processing (MEAT! Your Maker) Outdoor cooking (Grilla) Shooting Sports Net Sales - Q1 FY23 vs Q1 FY22: -42.4% - Q1 FY23 vs Q1 FY20 (pre-pandemic): +12.6% Growth opportunity in shooting sports focused on expanding into large, stable categories including: Shotgun sports (Caldwell) Reloading (Frankford Arsenal) Optics (Crimson Trace) Hand Tools (Wheeler) Security Solutions (Lockdown) Outdoor Lifestyle41.8% Shooting Sports 58.2% Q1 FY22 Net Sales Outdoor Lifestyle 53.3% Shooting Sports 46.7% Q1 FY23 Net Sales

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) GRILLA: EXCLUSIVE “TURN-KEY” OUTDOOR COOKING ECOSYSTEM Wifi Pellet Grills Gas Grills Griddles / Flat Tops All Major Outdoor Cooking Platforms Offered … ... Designed with an Ecosystem in Mind … “I have a [Silverback] and Primate. I got the 3-piece kitchen but need to buy the corner and an additional 31-inch cabinet.” –Facebook Post from Grilla Customer (July 2022) Kamado Grills Pellet Smokers

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) DTC-ONLY BRANDS DELIVERED OVER 15% OF Q1 NET SALES … All Sold Direct-to-Consumer… … While Leveraging Complementary AOB Brand Audiences “I’m a big fan of meat your maker! High quality products like Grilla! Y’all need to jump on this deal.” –Facebook Post from Grilla Customer (May 2022)

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) ~$1.8B* Potential $100M+ 1. Rapidly growing, “sticky” audience 2. Disruptive new product pipeline 3. Recurring revenue base growth 4. Untapped distribution ~$761M* CY 21 $15M GRILLA: OPPORTUNITY TO BECOME $100M+ REVENUE BRAND * Trailing twelve-month net sales based on public company filings.

“Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.”

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS .Large, passion-driven industry .Favorable macro trends(fishing, hunting, personal protection, shooting sports, camping, hiking, and outdoor cooking) .Diverse portfolio of 21 early-stage consumer brands .Innovative “Dock & Unlock”™formulafuels brand growth .Leverageable modeldrives profitability .Strong balance sheetsupports organic growth & acquisitions

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AT A GLANCE TTM Net Sales $230.4 million Growth Target $400M+ TTM Gross Profit Margin 45.3% Target Adj. EBITDAS Margin % Mid-to High-teens TTM Adjusted EBITDAS $26.9 million, or 11.7% Headquarters Columbia, Missouri Net Debt $2.5 million Fiscal Year End April 30 Net Debt / Adj. EBITDAS ~0.1x Employee Count 315* •HQ & Distribution: Columbia, MO •Additional Offices: MA (Admin), OR (Mfg), China (WFOE) •Spinoff: August 2020 •NASDAQ Global Select: AOUT *At April 30, 2022

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

LARGE, PASSION-DRIVEN INDUSTRY


Hunting
Fishing
Camping
Hiking
Paddling
Archery
Shooting
~$90-100B [a]
U.S. Outdoor
Recreation Market

(a) Based on a 2017 report issued by the Outdoor Industry Association.

© 2022 American Outdoor Brands, Inc. All Rights Reserved
12

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

FAVORABLE OUTDOOR ACTIVITY MACRO TRENDS

OUTDOOR PARTICIPATION TRENDS



~9M

Number of first-time camper households in 2021 (KOA)



14M

New entrants per NSSF:
2020: 40% of 21M Adj NICS
2021: 30% of 18M Adj NICS



~3M

More fishing licenses sold nationwide in 2020 than 2019, a 14% increase, according to the Recreational Boating and Fishing Foundation



~1M

More hunters in 2020. The NSSF has indicated that hunting license sales have grown 7.5% vs. 2019. This could mean 1M new hunters entered the market in 2020



>50% of the U.S. Participates in Outdoor Recreational Activities
# of Participants (Millions)
170
160
150
140
130
% of US population
55.0%
52.5%
50.0%
47.5%
45.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
# of Participants (Millions)
% of US population

Source: Outdoor Industry Association report published August 2022

© 2022 American Outdoor Brands, Inc. All Rights Reserved
13

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) DIVERSE PORTFOLIO OF 21 EARLY-STAGE CONSUMER BRANDS Note:American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla grills	●	○	Grills, smokers, outdoor kitchens, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws
Harvester	MEAT!	●	○	Meat grinders, slicers, dehydrators
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, logic-enabled vault doors and security monitoring, cable locks
Defender	M&P by Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases
Defender	Performance Center Smith & Wesson	○	●	Gun cases and cleaning kits
Defender	Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2022 American Outdoor Brands, Inc. All Rights Reserved

15

American Outdoor Brands (NASDAQ: AOUT) strong presence in traditional and e-comm channels National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Traditional Channels $129.1M 56% E-commerce Channels $101.3M 44% (Q1 FY23 TTM Net Sales = $230.4 Million) Online Retailers DTC Websites Note: Customers shown are for illustrative purposes

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) Brand A x AOB Dock (Strategy + Resources) = Brand A + 8 Unlocked Potential THE “DOCK AND UNLOCK”TM FORMULA Adventurer Harvester Marksman Defender .Using our "Dock and Unlock”TMformula, we leverage our brand lanes to reframe our brands’ growth potential .Thereby creating “Permission to Play"in new product categories and establishing entrance into wholly new, large addressable markets .Resulting in a family of brands with significant runway for growth, TAKING

"DOCK & UNLOCK"™ CASE STUDY

Our Brand Lane structure and product development capabilities allow us to create wholly new brands that have the potential to deliver strong, incremental, organic growth.



164.1%
Net Sales Growth
TTM FY23 vs TTM FY22
MEAT! YOUR MAKER
TTM July Net Sales $7.8M
Black Friday Net Sales ~$900K
MEAT! Concept Developed internally
Brand Launched
$1M in Net Sales
FY19
FY20
FY21
FY22
FY23
Net Sales – 100% DTC

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

© 2022 American Outdoor Brands, Inc. All Rights Reserved 18

American Outdoor Brands (NASDAQ: AOUT) “DOCK & UNLOCK”TM CASE STUDY BUBBA TM After repositioning the brand from “Bubba Blade” to “BUBBA,” we unlocked the brand’s “Permission to Play“ potential, accessing a wider audience, and expanding beyond the original saltwater fillet knife category into a multitude of diverse “water to plate” lifestyle products. NEW Upcoming in FY23: BUBBA Electric Fish Scale (EFS) Scan to learn more 4.4x FY22 net sales growth compared to first year of acquisition* *TTM August 2018 FILLET ELECTRIC FILLET RODS STORAGE KITCHEN SERIES TACKLE MANAGEMENT APPAREL LANDING Original Niche: Fillet Knives

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) BRAND “PERMISSION TO PLAY” DRIVES GROWTH POTENTIAL Growth Opportunities ‘Docked’ Brand Lifestyle Supported(“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets In the Wild In the Wild At the Campsite Water to Plate In the Backyard On the Land At the Ranch On the Hunt On the Hunt On the Hunt Field to Table Adventurer Harvester Marksman Defender ‘Docked’ Brand Lifestyle Supported(“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets At the Range In the Shop In the Shop At the Bench For Peace of Mind For Heritage For Heritage For Heritage For Protection For Training Growth Opportunities

American Outdoor Brands (NASDAQ: AOUT) Leverageable model drives profitability net sales & Gross Margin $177.4 FY 47.1% FY2019 $167.4 42.2% FY2020 65% Growth 48% Growth $276.7 45.8% FY2021 $247.5 46.2% FY2022 Q1 FY23 net sales +32% vs. Q1 FY20 (pre-pandemic) Significant sales growth within e-commerce channel – long-term growth expected to continue through leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Long-term gross margins supported by new product launches, stabilized from tariff impacts – Q1 FY23 gross margin impacted by volume and freight costs Q1 Update $60.8 47.7% Q1 FY22 $43.7 43.6% Q1 FY23 Adj. EBITDAS & adj. ebitdas Margin $23.6 13.3% FY2019 $12.3 7.3% FY2020 $47.3 17.1% FY2021 $35.0 14.2% FY2022 Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adj. EBITDAS target margin – mid to high teens Q1 Update $9.6 15.7% Q1 FY22 $1.4 3.2% Q1 FY23 Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 26 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills.

LONG-TERM FINANCIAL TARGETS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

	Long-Term	Long-Term Drivers
Net Sales[1]	Path to $400M+	✓ Expand market share ✓ New product categories ✓ New consumer markets ✓ New distribution
Adjusted EBITDAS	Mid to high teens %	✓ High level of operating leverage from existing brand lane platform ✓ Adjusted EBITDAS margins expected to increase with net sales growth
Capital Expenditures	N/A	✓ Long-term will primarily be maintenance capex related to product tooling

Note: Long-term financial targets per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation.

© 2022 American Outdoor Brands, Inc. All Rights Reserved
22

STRONG BALANCE SHEET SUPPORTS ORGANIC GROWTH & ACQUISITIONS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

BALANCE SHEET AS OF JULY 31, 2022

Assets ($M)	
Cash	$17.5
Other Current Assets	156.4
Intangibles	60.7
PP&E	10.4
Other Assets	25.8
Total Assets	**$270.7**
Liabilities & Equity ($M)	
Current Liabilities	$28.6
Bank Debt	19.6
Other Liabilities	24.8
Total Liabilities	**$72.9**
Stockholders' Equity	**$197.8**
Total Liabilities & Equity	**$270.7**

- ✓ Significant liquidity (up to ~$72M available capital)
- ✓ $75M asset-based revolving credit facility, expandable by $15M
- ✓ Virtually zero net debt
- ✓ Strong annual free cash flow generation
- ✓ Dry powder available for strategic acquisitions

IDEAL ACQUISITION CRITERIA

- ✓ "Dock & Unlock"™ Friendly via Brand Lane Structure
- ✓ "Niche to Known"™ Opportunity (Runway for Growth)
- ✓ Large, Addressable Markets
- ✓ Low Complexity
- ✓ Further Diversifies Supply Chain

© 2022 American Outdoor Brands, Inc. All Rights Reserved
23

Appendix Follows

American Outdoor Brands (NASDAQ: AOUT) Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies H. ANDREW FULMER, CPA Chief Financial Officer Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration

NON-GAAP FINANCIAL MEASURES

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

In this presentation, certain non-GAAP financial measures, including "non-GAAP net income," "non-GAAP income per share diluted," "Adjusted EBITDAS," and "free cash flow" are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted and free cash flow are contained under the "Outlook" section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) acquisition costs, (v) stockholder cooperation agreement costs, (vi) income tax adjustments, (vii) interest expense, (viii) income tax expense, and (x) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company's financial condition and results of operations. The Company's definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

© 2022 American Outdoor Brands, Inc. All Rights Reserved
26

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) Q1 NON-GAAPADJUSTED EBITDAS RECONCILIATION 2022GAAP net (loss)/income$(5,695)$3,457 Interest expense186 46 Income tax expense189 849 Depreciation and amortization4,162 4,179 Stock compensation714 752 Technology implementation769 272 Acquisition costs 47 — Shareholder cooperation agreement costs 1,010 — Non-GAAP Adjusted EBITDAS$1,382 $9,555 Adjusted EBITDAS Margin3.2%15.7% For the Three Months Ended July 31, (In thousands) (Unaudited)

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) Q1 GAAPINCOME STATEMENT Net Sales $43,676 $60,768 Cost Of Sales 24,637 31,785 Gross Profit 19,039 28,983 Operating Expenses: Research and Development 1,756 1,521 Selling Marketing and distribution 11,780 13,200 General and administrative 11,064 10,039 total Operating Expenses:24,600 24,760 Operating (loss)/Income (5,561) 4,223 Other Income/(Expense),Net Other income Net 241 129 Interest Expense,Net (186) (46) Total other income,Net 55 83 (loss)/income from operations before income taxes 5,506 4,306 Income Tax expense 189 849 net (loss)/income $5,695 $3,457 Net (loss)/Income per Share Basic $0.42 $0.25 Diluted $0.42 $0.24 Weighted average number of common shares outstanding Basic 13,443 14,083 Diluted 13,443 14,301

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) Q1 NON-GAAP INCOME STATEMENT Net Sales $ 43,676 $60,768 Cost of sales 24,637 31,785 Gross Profit 19,039 28,983 Research and Development 1,756 1,521 Selling Marketing and distribution 11,780 13,200 General and administrative 5449 5587 total Operating Expenses 18,985 30,308 Operating (loss)/Income 54 8675 Other Income/(Expense),Net Other income Net 241 129 Interest Expense,Net (186) (46) Total other income 55 83 loss)/income from operations before income taxes 109 8,758 Income Tax expense 25 1,962 Net (loss)/Income $84 $6,796 (loss)/Income per Share: Basic $0.01 $0.48 Diluted $0.01 $0.48 Weighted average number of common shares outstanding: Basic 13,443 14,083 Diluted 13,596 14,301

AMERICAN OUTDOOR BRANDS